BILL OF SALE


     County of Chautauqua Industrial Development Agency, a public benefit corporation of the State of New York having an address at 200 Harrison Street, Jamestown, New York 14701 (the "Grantor"), for the consideration of One Dollar ($1.00) cash in hand paid, and other good and valuable consideration received by the Grantor from Dunkirk International Glass and Ceramics Corporation, a Delaware corporation having its principal office at 181 Stegelske Avenue, Dunkirk, New York 14048 (the "Grantee"), the receipt of which is hereby acknowledged by the Grantor, hereby sells, transfers and delivers unto the Grantee, and its successors and assigns, all those items of equipment and other tangible personal property (collectively, the "Equipment") acquired in whole or in part with the proceeds of those certain Solid Waste Disposal Facility Bonds (Dunkirk International Glass and Ceramics Corporation Project), Series 1995, issued by the Grantor pursuant to that certain Trust Indenture, dated as of March 1, 1995, between the Grantor and United States Trust Company of New York, as Trustee, together with any additions to such Equipment, any replacements and substitutes therefor and any proceeds thereof and including, without limitation, all equipment and other tangible personal property described in Exhibit A-1 attached hereto and made a part hereof.

     TO HAVE AND TO HOLD the same unto the Grantee, and its successors and assigns forever.

     The Grantor makes this sale to the Grantee "AS IS, WHERE IS," WITHOUT ANY WARRANTY, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER INCLUDING, WITHOUT LIMITATION, THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR GENERAL PURPOSES OR FOR ANY SPECIFIC PURPOSE. THIS SALE IS WITHOUT RECOURSE AGAINST GRANTOR

     IN WITNESS WHEREOF, the Grantor caused this Bill of Sale to be executed as of September 4, 1997.

                                            COUNTY OF CHAUTAUQUA
                                            INDUSTRIAL DEVELOPMENT AGENCY


                                            By: /s/ Donald H. Burdick
                                                ---------------------
                                            Name:  Donald H. Burdick
                                            Title: Director